UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  September 17, 2007

PC MALL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25790	95-4518700
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

2555 West 190th Street, Suite 201

Torrance, California  90504

 (Address of Principal Executive Offices) (Zip Code)

(310) 354-5600

(Registrant’s telephone number,

including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 18, 2007, PC Mall, Inc. (“PC Mall”) filed a Current Report on Form 8-K (the “Initial 8-K”) reporting the completion of its acquisition of SARCOM, Inc. (“SARCOM”). Pursuant to this Amendment No. 1 to the Initial 8-K, PC Mall hereby amends and supplements Item 9.01 of the Initial 8-K to file the financial statements and pro forma financial information not filed with the Initial 8-K. The audited financial statements for SARCOM as of December 31, 2006 and 2005 and for the years then ended are filed as Exhibit 99.2 to this Form 8-K/A and the related unaudited interim financial statements as of June 30, 2007 and for the six months ended June 30, 2007 and 2006 are filed as Exhibit 99.3 to this Form 8-K/A and each is incorporated herein by reference. The unaudited pro forma combined financial statements as of June 30, 2007 and for the six months then ended, and for the year ended December 31, 2006 are filed as Exhibit 99.4 to this Form 8-K/A and are incorporated herein by reference.  The Initial 8-K is only amended to the extent specifically provided herein and shall not otherwise be deemed amended or superseded in any other respect.

                This Report, including the exhibits hereto, contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Such statements include information regarding PC Mall’s expectations, goals or intentions, including, but not limited to, statements regarding the effects of the acquisition of SARCOM, the valuation of the assets, the purchase price allocation and the amount and timing of any amortization expense.  These forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about PC Mall and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements.  These risks and uncertainties include, but are not limited to: PC Mall’s ability to successfully integrate the acquired business and realize the anticipated benefits from such acquisition, variations in the final valuation of the acquired assets and liabilities, adjustments to the purchase price allocation, and potential impairment of intangible assets and goodwill in the event that changes in circumstances indicate their respective carrying values may not be recoverable.  Risks and uncertainties that could cause PC Mall’s actual results to differ from those set forth in any forward-looking statement are discussed in more detail under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in PC Mall’s Form 10-Q for the quarterly period ended September 30, 2007, as well as similar disclosures in PC Mall’s subsequent SEC filings.  Forward-looking statements contained in this Report are made only as of the date hereof, and PC Mall undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise:

Item 9.01               Financial Statements and Exhibits.

(a)          Financial statements of businesses acquired.

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached audited financial statements of SARCOM were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.2 to this Form 8-K/A, and incorporated by reference, are the following documents:

Audited Financial Statements of SARCOM, Inc.:

•                  Independent Auditor’s Report

•                  Balance Sheets as of December 31, 2006 and 2005

•                  Statements of Operations for the years ended December 31, 2006 and 2005

•                  Statements of Cash Flows for the years ended December 31, 2006 and 2005

•                  Notes to Financial Statements

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached unaudited interim financial statements of SARCOM were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.3 to this Form 8-K/A and incorporated by reference, are the following documents:

Unaudited Interim Financial Statements of SARCOM, Inc.:

•                  Balance Sheet as of June 30, 2007

•                  Statements of Operations for the six months ended June 30, 2007 and 2006

•                  Statements of Cash Flows for the six months ended June 30, 2007 and 2006

•                  Notes to Financial Statements

 (b)         Pro forma financial information.

Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial statements were omitted from disclosure contained in the Initial 8-K. Included herein as Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference, are the following required unaudited pro forma combined financial statements of PC Mall:

Unaudited Pro Forma Combined Financial Statements:

•                Unaudited Pro Forma Combined Balance Sheet as of June 30, 2007

•                Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2007

•                Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2006

•                Notes to Unaudited Pro Forma Combined Financial Statements

(d)          Exhibits.

Exhibit No.	Description

2.1*

Agreement and Plan of Merger, dated as of August 17, 2007, by and among PC Mall, Inc., Mall Acquisition 2, Inc., SARCOM, Inc., Zohar CDO 2003-1, Limited, Zohar II 2005-1, Limited, Charles E. Sweet, Robert F. Angart & Company, John R. Strauss, Daniel A. Schneider and Howard Schapiro.

10.1*

Third Amendment to Amended and Restated Loan and Security Agreement, dated as of September 17, 2007, by and among PC Mall, Inc., certain subsidiaries of PC Mall, Inc., Wachovia Capital Finance Corporation (Western) and certain other financial institutions.

10.2*

Registration Rights Agreement, dated as of September 17, 2007, by and among PC Mall, Inc., Zohar CDO 2003-1, Limited, Zohar II 2005-1, Limited, Charles E. Sweet, Robert F. Angart & Company, John R. Strauss, Daniel A. Schneider and Howard Schapiro.

23.1	Consent of Plante & Moran, PLLC, Independent Registered Public Accounting Firm with respect to SARCOM, Inc.

99.1*	Press release, dated September 17, 2007.

99.2	Financial Statements of SARCOM, Inc. as of and for the years ended December 31, 2006 and 2005.

99.3	Unaudited Interim Financial Statements of SARCOM, Inc. as of June 30, 2007 and for the Six Months Ended June 30, 2007 and 2006.

99.4	Unaudited Pro Forma Combined Financial Statements and Related Notes of PC Mall, Inc.

*  Previously filed as exhibits to PC Mall, Inc.’s Current Report on Form 8-K (File No. 000-25790) filed with the SEC on September 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC MALL, INC.
(Registrant)

Date: November 29, 2007	By:	/s/ Brandon H. LaVerne
Brandon H. LaVerne
Interim Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

23.1	Consent of Plante & Moran, PLLC, Independent Registered Public Accounting Firm with respect to SARCOM, Inc.

99.2	Financial Statements of SARCOM, Inc. as of and for the years ended December 31, 2006 and 2005.

99.3	Unaudited Interim Financial Statements of SARCOM, Inc. as of June 30, 2007 and for the Six Months Ended June 30, 2007 and 2006.

99.4	Unaudited Pro Forma Combined Financial Statements and Related Notes of PC Mall, Inc.